New Mountain Finance Corporation Announces Second Quarter Financial Results

Reports Net Investment Income of $0.39 per share and stable Net Asset Value

Declares a Regular Third Quarter Distribution of $0.32 per Share and a Supplemental Distribution of $0.04 per Share

NEW YORK--(BUSINESS WIRE) — August 2, 2023 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended June 30, 2023. The Company reported second quarter net investment income ("NII") of $0.39 per weighted average share, a 26% increase in year-over-year NII, and net asset value (“NAV”) per share of $13.14, in line with prior quarter NAV of $13.14. The Company also announced that its board of directors declared a third quarter regular distribution of $0.32 per share and a supplemental distribution of $0.04, which will be payable on September 29, 2023 to holders of record as of September 15, 2023.
Selected Financial Highlights

(in thousands, except per share data)	June 30, 2023
Investment Portfolio[1]	$3,195,965
Total Assets	$3,296,981
Total Statutory Debt[2]	$1,623,483
NAV[3]	$1,326,101

NAV per Share	$13.14
Net Investment Income per Weighted Average Share	$0.39
Regular Second Quarter Distribution Paid per Share	$0.32
Supplemental Distribution Paid per Share	$0.03
Statutory Debt/Equity	1.22x
Statutory Debt/Equity (net of available cash)	1.19x
Management Comments on Second Quarter Performance
“New Mountain Finance Corporation delivered strong second quarter operating results, highlighted by net investment income of $0.39 per share and resilient credit performance,” said Steven B. Klinsky, NMFC Chairman. “New Mountain continues to benefit from our disciplined, defensive growth strategy that is focused on end markets that perform well in all economic cycles.”
“We are pleased to report stable book value in Q2, which was supported by our high-quality portfolio of loans to issuers in defensive growth industries,” said John R. Kline, President and Chief Executive Officer. “New Mountain is positioned to deliver enhanced risk-adjusted returns and continue our track record of returning capital to our fellow shareholders through our regular and supplemental dividend programs.”
Portfolio and Investment Activity1
As of June 30, 2023, the Company’s NAV was $1,326.1 million and its portfolio had a fair value of $3,196.0 million in 114 portfolio companies, with a weighted average YTM at Cost4 of approximately 11.6%. For the three months ended June 30, 2023, the Company generated $29.5 million of originations5, $119.9 million of asset sales and cash repayments5 of $3.9 million.
Consolidated Results of Operations6
The Company’s total investment income for the three months ended June 30, 2023 and 2022 was $95.2 million and $72.8 million, respectively. The Company’s total net expenses, after income tax expense, for the three months ended June 30, 2023 and 2022 were $55.5 million and $41.4 million, respectively. The Company's NII for the three months ended June 30, 2023 and 2022 was $39.7 million and $31.4 million, respectively. The Company's NII per share for the three months ended June 30, 2023 and 2022 was $0.39 and $0.31, respectively, which represents a 26% increase year-over-year. For the three months ended June 30, 2023 and 2022, the Company recorded $4.8 million and $15.4 million, respectively, of net realized and unrealized losses.

Liquidity and Capital Resources
As of June 30, 2023, the Company had cash and cash equivalents of $45.9 million and total statutory debt outstanding of $1,623.5 million2. The Company's statutory debt to equity was 1.22x as of June 30, 2023. Additionally, the Company had $300.0 million of SBA-guaranteed debentures outstanding as of June 30, 2023.
Portfolio and Asset Quality1
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Red, Orange, Yellow and Green, with Red reflecting an investment performing materially below expectations and Green reflecting an investment that is in-line with or above expectations.
The following table shows the Risk Rating of the Company’s portfolio companies as of June 30, 2023:

(in millions)	As of June 30, 2023
Risk Rating	Cost	Percent	Fair Value	Percent
Red	$54.6	1.7%	$9.0	0.3%
Orange	86.5	2.7%	51.1	1.6%
Yellow[1]	182.7	5.6%	142.8	4.5%
Green[7]	2,924.4	90.0%	2,993.1	93.6%
Total	$3,248.2	100.0%	$3,196.0	100.0%

As of June 30, 2023, all investments in the Company’s portfolio had a Green Risk Rating, with the exception of nine portfolio companies that had a Yellow Risk Rating, five portfolio companies that had an Orange Risk Rating and three portfolio companies that had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of June 30, 2023:

(in thousands, except per share data)
Investment Portfolio Composition	June 30, 2023	Percent of Total
First Lien	1,703,788	53.4%
Second Lien[1]	579,833	18.1%
Subordinated	84,683	2.6%
Preferred Equity	195,279	6.1%
Investment Fund	252,400	7.9%
Common Equity and Other[7]	379,982	11.9%
Total	$3,195,965	100.0%
Recent Developments
On July 27, 2023, the Company’s board of directors declared a regular third quarter 2023 distribution of $0.32 per share and a supplemental distribution related to Q2 earnings of $0.04 per share, each payable on September 29, 2023 to holders of record as of September 15, 2023.

Second Quarter 2023 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 12:00 pm Eastern Time on Thursday, August 3, 2023. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through November 3, 2023. The full webcast replay will be available through August 3, 2024. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 3039293
For additional details related to the quarter ended June 30, 2023, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Includes collateral for securities purchased under collateralized agreements to resell.
(2)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(3)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(4)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the London Interbank Offered Rate (“LIBOR”), Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(5)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales excludes revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(6)Excludes net income related to non-controlling interests in NMNLC. For the quarter ended June 30, 2023 and 2022, $0.2 million and $0.3 million, respectively, of dividend income is excluded from investment income, $0.0 million and $0.0 million, respectively, of net direct and indirect professional, administrative, other general and administrative is excluded from net expenses, and $0.0 million and $(1.1) million, respectively, of realized gains and unrealized losses is excluded from net realized and unrealized losses.
(7)Includes investment held in NMNLC.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	June 30, 2023	December 31, 2022
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,486,589 and $2,523,522, respectively)	$2,364,179	$2,400,425
Non-controlled/affiliated investments (cost of $104,459 and $85,971, respectively)	149,260	130,787
Controlled investments (cost of $627,156 and $650,474, respectively)	666,026	690,035
Total investments at fair value (cost of $3,218,204 and $3,259,967, respectively)	3,179,465	3,221,247
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	16,500	16,539
Cash and cash equivalents	45,930	71,190
Interest and dividend receivable	40,528	36,154
Receivable from unsettled securities sold	683	—
Other assets	13,875	9,797
Total assets	$3,296,981	$3,354,927
Liabilities
Borrowings
Holdings Credit Facility	$574,263	$618,963
Unsecured Notes	391,500	531,500
Convertible Notes	377,104	316,853
SBA-guaranteed debentures	300,000	300,000
DB Credit Facility	186,400	186,400
NMFC Credit Facility	91,290	40,359
NMNLC Credit Facility II	2,926	3,785
Deferred financing costs (net of accumulated amortization of $50,855 and $47,531, respectively)	(15,183)	(17,199)
Net borrowings	1,908,300	1,980,661
Interest payable	18,797	19,627
Management fee payable	10,481	10,524
Incentive fee payable	9,982	6,296
Payable for unsettled securities purchased	4,897	—
Deferred tax liability	3,080	8,487
Payable to affiliates	93	78
Other liabilities	3,389	3,063
Total liabilities	1,959,019	2,028,736
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, and 100,937,026 and 100,937,026 shares issued and outstanding, respectively	1,009	1,009
Paid in capital in excess of par	1,305,798	1,305,945
Accumulated undistributed earnings	19,294	7,519
Total net assets of New Mountain Finance Corporation	$1,326,101	$1,314,473
Non-controlling interest in New Mountain Net Lease Corporation	11,861	11,718
Total net assets	$1,337,962	$1,326,191
Total liabilities and net assets	$3,296,981	$3,354,927
Number of shares outstanding	100,937,026	100,937,026
Net asset value per share of New Mountain Finance Corporation	$13.14	$13.02

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$64,649	$41,089	$125,407	$78,533
PIK interest income	3,767	2,934	7,711	6,236
Dividend income	47	87	94	135
Non-cash dividend income	4,305	3,189	8,471	6,274
Other income	686	4,287	2,604	5,918
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	683	263	692	518
PIK interest income	414	258	1,105	509
Non-cash dividend income	1,139	1,012	2,244	1,994
Other income	63	62	126	125
From controlled investments:
Interest income (excluding PIK interest income)	1,243	1,715	2,687	3,371
PIK interest income	3,686	4,085	8,074	9,055
Dividend income	12,143	10,671	23,138	22,316
Non-cash dividend income	1,292	1,063	2,522	2,075
Other income	1,375	2,395	2,570	5,014
Total investment income	95,492	73,110	187,445	142,073
Expenses
Interest and other financing expenses	31,700	20,672	62,496	39,309
Management fee	11,577	11,770	23,215	23,323
Incentive fee	9,982	7,926	19,579	15,403
Administrative expenses	953	932	2,001	2,141
Professional fees	1,003	817	1,968	1,754
Other general and administrative expenses	513	518	1,001	995
Total expenses	55,728	42,635	110,260	82,925
Less: management fee waived	(1,096)	(1,142)	(2,159)	(2,234)
Less: expenses waived and reimbursed	—	—	—	(238)
Net expenses	54,632	41,493	108,101	80,453
Net investment income before income taxes	40,860	31,617	79,344	61,620
Income tax expense	932	(87)	1,028	8
Net investment income	39,928	31,704	78,316	61,612
Net realized gains (losses):
Non-controlled/non-affiliated investments	(7,314)	(594)	(8,622)	(664)
Controlled investments	9,880	17,112	11,853	36,354
Foreign currency	1	40	13	385
Net change in unrealized (depreciation) appreciation :
Non-controlled/non-affiliated investments	2,174	(20,507)	(755)	(25,031)
Non-controlled/affiliated investments	1	2,999	(15)	13,758

Controlled investments	(9,488)	(15,266)	(691)	(31,434)
Securities purchased under collateralized agreements to resell	(39)	—	(39)	(2,021)
Foreign currency	29	(193)	55	(615)
Provision for taxes	(94)	(155)	(225)	(157)
Net realized and unrealized (losses) gains	(4,850)	(16,564)	1,574	(9,425)
Net increase in net assets resulting from operations	35,078	15,140	79,890	52,187
Less: Net (increase) decrease in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(248)	814	(487)	(41)
Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$34,830	$15,954	$79,403	$52,146
Basic earnings per share	$0.35	$0.16	$0.79	$0.52
Weighted average shares of common stock outstanding - basic	100,937,026	100,596,188	100,937,026	99,510,862
Diluted earnings per share	$0.32	$0.16	$0.71	$0.50
Weighted average shares of common stock outstanding - diluted	127,016,910	113,853,773	125,313,634	112,768,447
Distributions declared and paid per share	$0.35	$0.30	$0.67	$0.60

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. middle market companies backed by top private equity sponsors. Our portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with over $40 billion of assets under management as of June 30, 2023.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $40 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505